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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 17, 2001
                               (JANUARY 16, 2001)
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                         CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


         OKLAHOMA                         1-13726               73-1395733
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(State or other jurisdiction       (Commission File No.)     (IRS Employer
     of incorporation)                                       Identification No.)


 6100 NORTH WESTERN AVENUE,  OKLAHOMA CITY,  OKLAHOMA              73118
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    (Address of principal executive offices)                    (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)








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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5. OTHER EVENTS

         On January 16, 2001, Chesapeake Energy Corporation ("Chesapeake") issued a press release announcing completion of the acquisition of Gothic Energy Corporation.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.   The following exhibit is filed herewith:

         99.      Press Release issued by the Registrant on January 16, 2001.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            CHESAPEAKE ENERGY CORPORATION



                                            BY: /s/ AUBREY K. MCCLENDON
                                               --------------------------------
                                                   AUBREY K. MCCLENDON
                                                Chairman of the Board and
                                                 Chief Executive Officer

Dated:  January 17, 2001



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
  99              Press Release issued by the Registrant on January 16, 2001.